Exhibit 23.1

CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the inclusion in this Form 8-K/A of our report dated March 22, 2022, relating to the financial statements of Sector 5 Digital, LLC for the years ended December 31, 2021 and 2020.

/s/ Hoberman & Lesser CPA’s, LLP

April 5, 2022

New York, New York